Exhibit 10.25.5

EXECUTION VERSION

FIFTH OMNIBUS AMENDMENT

This FIFTH OMNIBUS AMENDMENT, dated as of October 22, 2018 (this “Amendment”) is:

(1)    THE SIXTH AMENDMENT to the RECEIVABLES SALE AGREEMENT, between CONSTELLIUM MUSCLE SHOALS LLC (f/k/a WISE ALLOYS LLC), as seller (the “RSA Seller) and CONSTELLIUM MUSCLE SHOALS FUNDING II LLC (f/k/a WISE ALLOYS FUNDING II LLC), as purchaser; and

(2)    THE FIFTH AMENDMENT to the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, among CONSTELLIUM MUSCLE SHOALS FUNDING II LLC (f/k/a WISE ALLOYS FUNDING II LLC), as seller (the “RPA Seller”), CONSTELLIUM MUSCLE SHOALS LLC (f/k/a WISE ALLOYS LLC), as servicer (the “Servicer”), HITACHI CAPITAL AMERICA CORP. (together with its successors and permitted assigns) (“HCA”), as a purchaser, INTESA SANPAOLO S.P.A., NEW YORK BRANCH (together with its successors and permitted assigns), as a purchaser (and, together with HCA, in such capacity, the “Purchasers”), and GREENSILL CAPITAL (UK) LTD., as purchaser agent (the “Purchaser Agent”).

RECITALS

WHEREAS, the RSA Seller and the RPA Seller have heretofore entered into the RECEIVABLES SALE AGREEMENT, dated as of March 16, 2016 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Sales Agreement”);

WHEREAS, CONSTELLIUM INTERNATIONAL SAS (successor of CONSTELLIUM HOLDCO II B.V.) (the “Parent”) has heretofore entered into a PERFORMANCE UNDERTAKING, dated as of March 16, 2016, in favor of the RPA Seller with respect to obligations under the Receivables Sale Agreement (the “First Tier Parent Guarantee”);

WHEREAS, the RPA Seller, the Servicer, the Purchasers and the Purchaser Agent heretofore entered into the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 22, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”; together with the Receivables Sales Agreement, each an “Agreement” and collectively, the “Agreements”);

WHEREAS, the Parent has heretofore entered into an AMENDED AND RESTATED PERFORMANCE UNDERTAKING, dated as of November 22, 2016, in favor of the Purchasers with respect to obligations under the Receivables Purchase Agreement (the “Second Tier Parent Guarantee,” and together with the First Tier Parent Guarantee, the “Guarantees”); and

WHEREAS, the parties hereto seek to modify each of the Agreements upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

SECTION 1.    Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreements, as applicable.

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SECTION 2.    Amendment to the Receivables Sale Agreement. The Receivables Sale Agreement is hereby amended as follows:

(a)    Clause (iv) of the definition of “Eligible Receivable” set forth in Exhibit A of the Receivables Sale Agreement is hereby amended and restated in its entirety as follows:

“(iv)    that by its terms has an Invoice Due Date that is no more than 135 days from the original invoice date and such Invoice Due Date has not occurred,”

SECTION 3.    Amendment to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a)    Clause (iv) of the definition of “Eligible Receivable” set forth in Exhibit A of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“(iv)    that by its terms has an Invoice Due Date that is no more than 135 days from the original invoice date and such Invoice Due Date has not occurred,”

SECTION 4.    Consent. The Parent hereby (a) consents to the RSA Seller and the RPA Seller entering into this Amendment, (b) consents to the increase to 135 days to the maximum receivables tenor set forth in the definition of “Eligible Receivable” as defined in each of the Receivables Sale Agreement and the Receivables Purchase Agreement as contemplated by Sections 2 and 3 of this Amendment, respectively, and (c) confirms and restates its obligations under the First Tier Parent Guarantee and the Second Tier Parent Guarantee with respect to (i) the effectiveness of the Receivables Sale Agreement and the Receivables Purchase Agreement, respectively, each of which may be amended from time to time; and (ii) the effectiveness of this Amendment and after giving effect thereto. The Parent further confirms and agrees that the First Tier Parent Guarantee and the Second Tier Parent Guarantee have not been annulled, revoked, rescinded or terminated prior to the date hereof.

SECTION 5.    Condition to Effectiveness. This Amendment shall become effective on the date on which all of the following conditions have been satisfied:

(a)    each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto (including facsimile or e-mail signature pages); and

(b)    the representations and warranties contained in each of the Agreements and in this Amendment shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

SECTION 6.    Representations and Warranties. Each of the RSA Seller, RPA Seller and the Parent, on and as of the date hereof, make the following representations and warranties:

(a)    Authority. It has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Agreements (as amended hereby) and the Guarantees, as the case may be. The execution and delivery and performance by it of this Amendment and the performance of the Agreements (as amended hereby) and the Guarantees, as the case may be, have been duly approved by all necessary corporate action, and no other corporate proceedings are necessary to consummate such transactions;

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(b)    Enforceability. This Amendment has been duly executed and delivered by it. Each of the Agreements (as amended hereby) and the Guarantees, as the case may be, is a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors and to general principles of equity, and is in full force and effect;

(c)    Representations, Warranties and Covenants. Its representations, warranties and covenants contained in the Agreements and the Guarantees, as the case may be (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), are correct on and as of the date hereof as though made on and as of the date hereof; and

(d)    No Termination Event. No Termination Event has occurred and is continuing.

SECTION 7.    Effect of Amendment; Ratification.

(a)    Upon the effectiveness of this Amendment, (i) all references in the Receivables Sale Agreement or in any other Transaction Document to “the Receivables Sale Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Sale Agreement, shall be deemed to be references to the Receivables Sale Agreement as amended by this Amendment and (ii) all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

(b)    Except as specifically amended hereby, the Agreements and all other Transaction Documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the Agreements or any other Transaction Document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 9.    Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of laws principles that would require the application of the law of any other jurisdiction.

SECTION 10.    Transaction Document. This Amendment shall be a Transaction Document under each of the Agreements.

SECTION 11.    Section Headings. The various headings of the Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.

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SECTION 12.    Post-Closing Undertaking. On or prior to the date that is thirty calendar days from the date hereof, the Parent covenants and agrees to reaffirm its obligations under the First Tier Parent Guarantee and the Second Tier Parent Guarantee and to deliver to the Purchaser Agent and the Purchasers such corporate documentation and capacity and enforceability opinions for Constellium International SAS with respect to such reaffirmation of the First Tier Parent Guarantee and the Second Tier Parent Guarantee contained in Section 4 of the Amendment as may be reasonably requested by the Purchaser Agent (acting on behalf of and at the request of each Purchaser).

SECTION 13.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment.

[Signatures follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CONSTELLIUM MUSCLE SHOALS LLC, as the RSA Seller and the Servicer

By:	/s/ Rina E. Teran

Name:	Rina E. Teran
Title:	VP & Secretary

CONSTELLIUM MUSCLE SHOALS FUNDING II LLC, as the RPA Seller

By:	/s/ Rina E. Teran

Name:	Rina E. Teran
Title:	VP & Secretary

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HITACHI CAPITAL AMERICA CORP., as a Purchaser

By:	/s/ Suzanne Santos
Name:	Suzanne Santos
Title:	Chief Risk Officer

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INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Purchaser

By:	/s/ Antonio Di Maggio	/s/ Vamsi Potukuchi
Name:	Antonio Di Maggio	Vamsi Potukuchi
Title:	First Vice President Head of Trade & FIs	Vice President Trade & FIs

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GREENSILL CAPITAL (UK) LTD., as the Purchaser Agent

By:	/s/ Jonathan Lane
Name:	Jonathan Lane
Title:	General Counsel

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ACKNOWLEDGED AND AGREED:

CONSTELLIUM INTERNATIONAL SAS, as the Parent

By:	/s/ SCHALTT
Name:	SCHALTT
Title:	General manager

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